SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                               SEPTEMBER 20, 2000

                                 Date of Report

                        (Date of earliest event reported)


                                _______________


                         ADVANCED TISSUE SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


                                _______________


               Delaware                 0-016607               14-1701513
  -------------------------------    --------------         ----------------
  (State or other jurisdiction of     (Commission           (I.R.S. Employer
   incorporation or organization)       File No.)          Identification No.)


       10933 North Torrey Pines Road, La Jolla, California        92037
       ---------------------------------------------------       -------
            (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (858) 713-7300

Item 5.  Other Events

Attached hereto is a press release issued by the registrant on September 20, 2000.

Item 7.  Exhibits

    Exhibit
    Number                              Description
    -------                             -----------
     99.1            Press Release, dated September 20, 2000



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ADVANCED TISSUE SCIENCES, INC.


Date:  September 20, 2000                     By:  /s/ Arthur J. Benvenuto
                                                 ---------------------------
                                                 Arthur J. Benvenuto
                                                 Chairman and Chief Executive
                                                  Officer
                                                  (Principal Financial and
                                                   Accounting Officer)